EXHIBIT 99.1

VEECO REPORTS THIRD QUARTER 2021 FINANCIAL RESULTS

Third Quarter 2021 Highlights:

●	Revenues of $150.2 million, compared with $112.1 million in the same period last year
●	GAAP net income of $9.0 million, or $0.17 per diluted share, compared with $0.6 million, or $0.01 per diluted share in the same period last year
●	Non-GAAP net income of $20.5 million, or $0.40 per diluted share, compared with $11.0 million, or $0.22 per diluted share in the same period last year

Plainview, N.Y., November 2, 2021 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its third quarter ended September 30, 2021. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

GAAP Results	Q3 '21	Q3 '20
Revenue	$150.2	$112.1
Net income (loss)	$9.0	$0.6
Diluted earnings (loss) per share	$0.17	$0.01

Non-GAAP Results	Q3 '21	Q3 '20
Net income (loss)	$20.5	$11.0
Operating income (loss)	$24.3	$14.1
Diluted earnings (loss) per share	$0.40	$0.22

“Veeco delivered solid year-on-year and sequential growth in the third quarter with revenue and EPS at the high end of our guidance range. Cash flow from operations was the highest in several years demonstrating the effectiveness of our transformation,” commented William J. Miller, Ph.D., Chief Executive Officer. “Record semiconductor sales were the primary driver of our performance with shipments of our Laser Annealing and EUV mask blank systems.

“Once again, we are improving our outlook for 2021 and we are excited about the traction in our semiconductor business, which has been a focus of our transformation,” continued Dr. Miller.  “We expect to ship the first systems in the coming weeks from our new state-of-the-art San Jose semiconductor equipment manufacturing facility.”

Guidance and Outlook

The following guidance is provided for Veeco’s fourth quarter 2021:

●	Revenue is expected in the range of $140 million to $160 million
●	GAAP diluted earnings per share are expected in the range of $0.04 to $0.22
●	Non-GAAP diluted earnings per share are expected in the range of $0.27 to $0.45

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, November 2, 2021 starting at 5:00pm ET. To join the call, dial 1-800-437-2398 (toll free) or 1-929-477-0577 and use passcode 3331305. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website that evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our proven ion beam, laser annealing, lithography, MOCVD, and single wafer etch & clean technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

This press release contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, the impact of the COVID-19 pandemic, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; the effects of regional or global health epidemics, including the effects of the COVID-19 pandemic on the Company’s operations and on those of our customers and suppliers; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this press release or, in the case of any document referenced herein or incorporated by reference, the date of that document. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

-financial tables attached-

Veeco Contacts:

Investors:Anthony Bencivenga (516) 252-1438abencivenga@veeco.com

Media:Kevin Long (516) 714-3978klong@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Net sales	$150,246	$112,078	$430,305	$315,216
Cost of sales	87,077	62,936	252,055	177,761
Gross profit	63,169	49,142	178,250	137,455
Operating expenses, net:
Research and development	21,999	19,129	66,397	57,577
Selling, general, and administrative	21,603	19,415	63,325	55,541
Amortization of intangible assets	2,976	3,831	9,305	11,502
Restructuring	—	—	—	1,097
Asset impairment	—	—	—	281
Other operating expense (income), net	175	(218)	138	(502)
Total operating expenses, net	46,753	42,157	139,165	125,496
Operating income (loss)	16,416	6,985	39,085	11,959
Interest expense, net	(7,012)	(6,194)	(20,221)	(16,673)
Loss on extinguishment of debt	—	—	—	(3,046)
Income (loss) before income taxes	9,404	791	18,864	(7,760)
Income tax expense (benefit)	411	211	1,029	530
Net income (loss)	$8,993	$580	$17,835	$(8,290)

Income (loss) per common share:
Basic	$0.18	$0.01	$0.36	$(0.17)
Diluted	$0.17	$0.01	$0.33	$(0.17)

Weighted average number of shares:
Basic	49,021	48,341	48,968	48,327
Diluted	53,849	49,174	53,606	48,327

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	September 30,	December 31,
	2021	2020
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$121,602	$129,625
Restricted cash	629	658
Short-term investments	213,985	189,771
Accounts receivable, net	86,759	79,991
Contract assets	27,467	21,246
Inventories	170,835	145,906
Deferred cost of sales	635	433
Prepaid expenses and other current assets	31,592	19,301
Total current assets	653,504	586,931
Property, plant and equipment, net	93,851	65,271
Operating lease right-of-use assets	26,481	10,275
Intangible assets, net	36,880	46,185
Goodwill	181,943	181,943
Deferred income taxes	1,440	1,440
Other assets	3,709	6,019
Total assets	$997,808	$898,064

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$48,749	$33,656
Accrued expenses and other current liabilities	76,033	44,876
Customer deposits and deferred revenue	60,703	67,235
Income taxes payable	1,737	914
Total current liabilities	187,222	146,681
Deferred income taxes	5,228	5,240
Long-term debt	331,877	321,115
Long-term operating lease liabilities	30,325	6,305
Other liabilities	7,843	10,349
Total liabilities	562,495	489,690

Total stockholders’ equity	435,313	408,374
Total liabilities and stockholders’ equity	$997,808	$898,064

Veeco Instruments Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended September 30, 2021	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$150,246					$150,246
Gross profit	63,169	620		150		63,939
Gross margin	42.0%					42.6%
Operating expenses	46,753	(3,510)	(2,976)	(637)		39,630
Operating income (loss)	16,416	4,130	2,976	787	^	24,309
Net income (loss)	8,993	4,130	2,976	4,375	^	20,474

Income (loss) per common share:
Basic	$0.18					$0.42
Diluted	0.17					0.40
Weighted average number of shares:
Basic	49,021					49,021
Diluted (1)	53,849					51,679

^	- See table below for additional details.

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, no incremental shares are added to the dilutive share count in periods in which the average stock price per share is below $18.46. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, incremental shares are added to the dilutive share count in periods in which the average stock price per share is above $13.98, and the Company is in a net income position. The average stock price for the three months ended September 30, 2021 was $22.24, and therefore 1.2 million shares were included in the non-GAAP diluted share count, and 3.3 million shares were included in the GAAP diluted share count related to the 2027 Notes.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended September 30, 2021
Transition expenses related to San Jose expansion project	$705
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	82
Subtotal	787
Non-cash interest expense	3,663
Non-GAAP tax adjustment *	(75)
Total Other	$4,375

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended September 30, 2020	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$112,078					$112,078
Gross profit	49,142	389		288		49,819
Gross margin	43.8%					44.5%
Operating expenses	42,157	(2,553)	(3,831)	(28)		35,745
Operating income (loss)	6,985	2,942	3,831	316	^	14,074
Net income (loss)	580	2,942	3,831	3,654	^	11,007

Income (loss) per common share:
Basic	$0.01					$0.23
Diluted	0.01					0.22
Weighted average number of shares:
Basic	48,341					48,341
Diluted	49,174					49,174

^	- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended September 30, 2020
Release of inventory fair value step-up associated with the Ultratech purchase accounting	$273
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	43
Subtotal	316
Non-cash interest expense	3,504
Non-GAAP tax adjustment *	(166)
Total Other	$3,654

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	September 30, 2021	September 30, 2020
GAAP Net income (loss)	$8,993	$580
Share-based compensation	4,130	2,942
Amortization	2,976	3,831
Release of inventory fair value step-up associated with the Ultratech purchase accounting	—	273
Transition expenses related to San Jose expansion project	705	—
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	82	43
Interest (income) expense, net	7,012	6,194
Income tax expense (benefit)	411	211
Non-GAAP Operating income (loss)	$24,309	$14,074

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
December 31, 2021	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$140	-	$160				$140	-	$160
Gross profit	58	-	69	1	—	—	59	-	70
Gross margin	41%	-	43%				41%	-	43%
Operating expenses	48	-	50	(3)	(3)	(1)	41	-	43
Operating income (loss)	10	-	19	4	3	1	18	-	27
Net income (loss)	$2	-	$11	4	3	5	$14	-	$23

Income (loss) per diluted common share	$0.04	-	$0.22				$0.27	-	$0.45
Weighted average number of shares (1)	54		54				52		52

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, no incremental shares are added to the dilutive share count in periods in which the average stock price per share is below $18.46. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, incremental shares are added to the dilutive share count in periods in which the average stock price per share is above $13.98, and the Company is in a net income position.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (Loss)

(in millions)
(unaudited)

Guidance for the three months ending December 31, 2021
GAAP Net income (loss)	$2	-	$11
Share-based compensation	4	-	4
Amortization	3	-	3
Interest expense, net	7	-	7
Income tax expense (benefit)	1	-	1
Other	1	-	1
Non-GAAP Operating income (loss)	$18	-	$27

Note: Amounts may not calculate precisely due to rounding.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.